SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: AUGUST 22, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                        1-16725                42-1520346
(State or other jurisdiction    (Commission file number)  (I.R.S. Employer
    of incorporation)                                   Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2006, the board of directors of Principal Financial Group, Inc. (the "Company") agreed to revise three components of director compensation.

ANNUAL RETAINER

Beginning in November 2006, directors who are not officers or employees of the Company or its subsidiaries will receive an annual retainer of $60,000 (payable semiannually), an increase from the prior annual retainer of $45,000. The additional annual retainers received for serving as chair of the audit committee ($15,000), the human resources or nominating and governance committees ($10,000), and of any other board committee or as presiding director ($5,000) were not changed.

DIRECTORS STOCK PLAN

Beginning in May 2007, at the close of each annual meeting, each non-employee director will receive $85,000 worth of restricted stock units (unless a greater or lesser amount is determined to be appropriate by the nominating and governance committee), an increase from the existing annual grant of $75,000 worth of restricted stock units. These restricted stock units will vest upon the director's continued service to the next annual meeting. The receipt of the restricted stock units will be deferred until the director's retirement or termination from the Board. Any director first elected subsequent to an annual meeting will be granted the number of restricted stock units as determined by the committee.

The board of directors has also adopted formal stock ownership guidelines for non-employee directors effective immediately. Such directors are expected to own the Company's common stock, restricted stock units and phantom stock units acquired through the Company's Deferred Compensation Plan for Non-Employee Directors with a value equal to or greater than five times the value of the non-employee director annual retainer. Non-employee directors are to achieve the new ownership guidelines within five years of adoption.

DIRECTORS MATCHING GIFT PROGRAM

Beginning immediately, Principal Life will match charitable gifts of non-employee directors to the United Way up to an annual aggregate limit for each such director of $10,000 per calendar year during a director's term and for each of the three years following the director's retirement from the board under the Directors Charitable Matching Gift Program. This is a new addition to the program, pursuant to which Principal Life currently matches the charitable gifts of non-employee directors to eligible section 501(c)(3) organizations up to an annual aggregate limit for each such director of $6,000 per calendar year. The directors who make personal charitable gifts that Principal Life matches derive no financial benefit from the Directors Matching Gift Program since all charitable contribution tax deductions for the Principal Life matching gifts accrue solely to Principal Life.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:       /S/ JOYCE N. HOFFMAN
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                                    Name:     Joyce N. Hoffman
                                    Title:    Senior Vice President and
                                              Corporate Secretary


Date:    August 28, 2006



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